WELLS FARGO FUNDS TRUST

Income Fund

Limited Term Government Income Fund

Class A, Class B and Institutional Class

Supplement dated January 25, 2005

to the Prospectus dated October 1, 2004

This supplement contains important information about matters recently approved by shareholders of the Income Fund and Limited Term Government Income Fund (the “Acquired Funds”) of Wells Fargo Funds Trust (the “Trust”).

At the Special Meeting of shareholders of the Acquired Funds on January 14, 2005, shareholders of the Acquired Funds approved the reorganization of the Acquired Funds into the Montgomery Total Return Bond Fund and the Montgomery Short Duration Government Bond Fund of the Trust, respectively (the “Acquiring Funds”). The reorganizations are expected to occur in the second quarter of 2005.

In addition, effective February 11, 2005, Robert N. Daviduk, CFA, will no longer serve as portfolio manager of the Acquired Funds and will be replaced by Marie Chandoha, Thomas O’Connor, CFA and Williams Stevens, the current portfolio managers of the Acquiring Funds. Ms. Chandoha, Mr. O’Connor, and Mr. Stevens will assume portfolio management responsibilities for the Acquired Funds and will continue to manage the Acquired Funds pursuant to their current investment objectives and principal investment strategies until the reorganization is effective.

As a result, effective February 11, 2005, the “Portfolio Managers” section of the Acquired Funds’ prospectuses is supplemented as follows:

The Acquired Funds should be deleted from Mr. Daviduk’s biography and should be added to the biographies for Ms. Chandoha, Mr. O’Connor and Mr. Stevens in the Acquired Funds’ prospectuses as listed below:

Income Fund since 2005

Limited Term Government Income Fund since 2005